Exhibit 99.1

News Release

Contact:

Thomas Lyles

Chief Executive Officer and President

875 Lowcountry Blvd

Mount Pleasant, SC 29464

(843) 388-8433

Tidelands Bancshares Announces 2012 Results

Tidelands Bancshares, Inc., the holding company for Tidelands Bank, announced that the net loss for the year ended December 31, 2012 was $3,153,306 and net loss available to common shareholders was $4,112,394, after the preferred dividend.  In comparison, the net loss for the year ended December 31, 2011 was $9,112,195 and net loss attributable to common shareholders was $10,056,067.  This is an improvement in loss of 59% year over year.  The main driver behind this loss is the provision for loan loss which was $3,028,068 in 2012 versus $10,618,737 in 2011.

About Tidelands Bancshares, Inc.

Tidelands Bancshares, Inc., headquartered in Mt. Pleasant, SC, operates as a bank holding company of Tidelands Bank. Tidelands Bank is a local community bank focused on serving individuals, families, entrepreneurs, and small businesses in the South Carolina Lowcountry, with 7 locations serving Charleston, Dorchester, Berkeley, Horry, and Beaufort counties. Tidelands Bank offers mortgages, construction loans, deposit products, internet banking, 24 hour telephone banking, and ATM service, and takes great pride in providing the custom banking solutions and services necessary to meet customer needs. Traded on the NASDAQ pink sheets market as TDBK.PK, Tidelands can also be found on the web at www.tidelandsbank.com. For more information regarding the matters described in this press release, please refer to Tidelands Bancshares, Inc.’s filings, including on Form 10-K, with the Securities and Exchange Commission at www.sec.gov.

Forward Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans, expectations and benefits of the strategic plan, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, greater than expected noninterest expenses, volatile credit and financial markets, potential deterioration in real estate values, and regulatory changes and excessive loan losses, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

-Financial Tables Follow-

SUMMARY CONSOLIDATED FINANCIAL DATA

Our summary consolidated financial data as of and for the years ended December 31, 2012 and 2011 are unaudited but, in the opinion of our management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly our financial position and results of operations for such periods in accordance with generally accepted accounting principles.

Item 1. Financial Statements

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	December 31,	December 31,
	2012	2011
	(Unaudited)	(Audited)
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,413,968	$4,552,076
Federal funds sold	41,975,000	39,610,000
Total cash and cash equivalents	45,388,968	44,162,076
Securities available-for-sale	82,929,671	57,145,909
Nonmarketable equity securities	2,383,750	3,317,450
Total securities	85,313,421	60,463,359
Mortgage loans held for sale	385,000	416,849
Loans receivable	339,727,732	379,643,539
Less allowance for loan losses	6,726,550	10,320,259
Loans, net	333,001,182	369,323,280
Premises, furniture and equipment, net	21,529,662	22,285,895
Accrued interest receivable	1,743,229	1,850,487
Bank owned life insurance	15,420,949	14,947,329
Other real estate owned	22,646,747	18,905,600
Other assets	1,241,620	1,760,923
Total assets	$526,670,778	$534,115,798

Liabilities:
Deposits:
Noninterest-bearing transaction accounts	$18,194,239	$12,283,423
Interest-bearing transaction accounts	50,524,144	23,492,325
Savings and money market accounts	102,734,674	111,283,544
Time deposits $100,000 and over	169,385,202	183,133,192
Other time deposits	110,055,770	115,321,975
Total deposits	450,894,029	445,514,459

Securities sold under agreements to repurchase	10,000,000	20,000,000
Advances from Federal Home Loan Bank	34,000,000	34,000,000
Junior subordinated debentures	14,434,000	14,434,000
ESOP borrowings	1,225,000	1,425,000
Accrued interest payable	2,302,287	2,037,862
Other liabilities	3,635,333	2,646,195
Total liabilities	516,490,649	520,057,516

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.01 par value and liquidation value per share of $1,000, 10,000,000 shares authorized, 14,448 issued and outstanding at December 31, 2012 and December 31, 2011	14,195,052	13,958,364
Common stock, $.01 par value, 75,000,000 shares authorized; 4,277,176 shares issued and outstanding at December 31, 2012 and December 31, 2011	42,772	42,772
Common stock-warrant, 571,821 shares outstanding at December 31, 2012 and December 31, 2011	1,112,248	1,112,248
Unearned ESOP shares	(1,562,049)	(1,681,103)
Capital surplus	43,073,284	43,188,836
Retained deficit	(46,672,617)	(42,560,223)
Accumulated other comprehensive income (loss)	(8,561)	(2,612)
Total shareholders’ equity	10,180,129	14,058,282
Total liabilities and shareholders’ equity	$526,670,778	$534,115,798

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the years ended December 31, 2012 and 2011

(Unaudited)

	Nine Months Ended
	2012	2011
Interest income:
Loans, including fees	$18,438,408	$21,220,605
Securities available for sale, taxable	1,934,339	1,870,866
Federal funds sold	77,280	46,578
Other interest income	43,481	12,434
Total interest income	20,493,508	23,150,483
Interest expense:
Time deposits $100,000 and over	2,603,658	2,734,535
Other deposits	2,607,416	3,241,408
Other borrowings	2,156,032	2,374,372
Total interest expense	7,367,106	8,350,315
Net interest income	13,126,402	14,800,168
Provision for loan losses	3,028,068	10,618,737
Net interest income after provision for loan losses	10,098,334	4,181,431
Noninterest income:
Service charges on deposit accounts	50,247	51,704
Residential mortgage origination income	237,607	161,115
Gain on sale of securities available-for-sale	702,302	1,844,897
Other service fees and commissions	440,429	543,524
Increase in cash surrender value of BOLI	473,620	532,703
Other	18,726	57,249
Total noninterest income	1,922,931	3,191,192
Noninterest expense:
Salaries and employee benefits	5,551,932	5,816,888
Net occupancy	1,583,460	1,617,231
Furniture and equipment	830,743	855,760
Other real estate owned expense	2,402,377	2,954,325
Other operating	4,806,059	5,289,306
Total noninterest expense	15,174,571	16,533,510
Income (loss) before income taxes	(3,153,306)	(9,160,887)
Income tax benefit	—	(48,692)
Net income (loss)	(3,153,306)	(9,112,195)
Accretion of preferred stock to redemption value	236,688	221,472
Preferred dividends accrued	722,400	722,400
Net Income (loss) available to common shareholders	$(4,112,394)	$(10,056,067)

Other Comprehensive Income (loss):
Unrealized gain on securities available for sale	710,670	2,231,997
Reclassification adjustment for realized gain on securities	(702,302)	(1,844,897)
Tax effect	(14,317)	(147,097)
Total other comprehensive income	(5,949)	240,003
Comprehensive Income (Loss)	$(4,118,343)	$(9,816,064)
Net Income (loss) per common share:
Basic income (loss) per share	$(1.00)	$(2.49)
Diluted income (loss) per share	$(1.00)	$(2.49)
Weighted average common shares outstanding
Basic	4,098,269	4,044,186
Diluted	4,098,269	4,044,186